UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 42, Suntec Tower Three 8 Temasek Blvd, Singapore	038988
(Address of principal executive offices)	(Zip Code)

+65 6829-2294

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	CHAA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 23, 2023, Catcha Investment Corp (the “Company”) received a written notice (the “Notice”) from New York Stock Exchange Regulation, Inc. indicating that the Company that it was not in compliance with NYSE American’s continued listing standards because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter March 31, 2023 (the “Quarterly Report”), which was due on May 22, 2023.

In accordance with Section 1007 of the Company Guide, the Company will have six months from the date of the Filing Delinquency (the “Initial Cure Period”), to file the Form 10-Q with the SEC. If the Company fails to file the Form 10-Q during the Initial Cure Period, the Exchange may, in its sole discretion, provide an additional six-month cure period (the “Additional Cure Period”). The Company can regain compliance with the Exchange’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Form 10-Q and any subsequent delayed filings with the SEC.

Reference is made to the Notification of Late Filing on Form 12B-25 filed by the Company with the Commission on May 15, 2023 (the “Form 12b-25”) reporting that it required additional time to complete the Form 10-Q. Although the Company has dedicated significant resources to the completion of finalizing its consolidated financial statements and related disclosures for inclusion in the Form 10-Q, the Company was unable to file the Form 10-Q prior to May 22, 2023, the extension period provided by the Form 12b-25. Additional time is needed by the Company to complete its review of the financial statements included in the Form 10-Q in order to ensure a complete, accurate Form 10-Q. The Company intends to file the Quarterly Report as soon as practicable and in any event within the above-referenced six-month period.

This notification has no immediate effect on the listing of the Company’s securities on the NYSE American. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2023

CATCHA INVESTMENT CORP

	By:	/s/ Patrick Grove
	Name:	Patrick Grove
	Title:	Chairman and Chief Executive Officer

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